--------------------------------------------------------------------------------
                                 T. Rowe Price
--------------------------------------------------------------------------------
                                 Annual Report
                                  New Asia Fund
--------------------------------------------------------------------------------
                                October 31, 1996
--------------------------------------------------------------------------------
Report Highlights
================================================================================


* After getting off to a strong start this year, Far East markets stalled during the six months ended October 31.

* Among the larger markets, only Hong Kong had a positive return for the six months (10%); Thailand and South Korea had the largest negative returns - 33% and 34%, respectively.

* The New Asia Fund declined 6.49% for the six-month period, slightly behind its benchmark index and Lipper Average; its 12-month return of 7.58% lagged the benchmark but surpassed the Lipper Average.

* Holdings in Hong Kong were increased from 26% of fund assets to 34%; exposure to Malaysia was basically unchanged at 18%, as were our Singapore holdings at 14%.

* Contrary to expectations, growth did not accelerate except in Hong Kong. We are focusing on rapidly growing companies with reasonable valuations and see indications that growth may resume.

--------------------------------------------------------------------------------
Fellow Shareholders
================================================================================

     The six-month period since our last report was unrewarding for Pacific Rim investors, with a gradual erosion of the strong gains made early in the calendar year. The negative returns of your fund, the benchmark index, and the peer group average all reflect how difficult conditions have again been in Asia in recent months.

     As in past years, the performances of the various Asian markets diverged widely. The headline-catching advance of the Hong Kong market stood in stark contrast to significant declines in Thailand, South Korea, and Singapore, all of which affected performance due to the fund's broadly diversified approach to investing in Asia. We are optimistic about Hong Kong's future and have built it into the largest position (34% of net assets), but we are reluctant to raise this weighting further with the Chinese takeover now only eight months away. We have been particularly negative about Thailand and remain significantly underweighted there, but our enthusiasm for South Korean stocks has proved costly so far.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 10/31/96                               6 Months        12 Months
--------------------------------------------------------------------------------
New Asia Fund                                          - 6.49%            7.58%
MSCI All Country Far East Free Ex-Japan Index          - 6.16             9.89
Lipper Pacific Ex-Japan Funds Average                  - 4.89             5.45
--------------------------------------------------------------------------------

     Your fund's six-month return approximated that of the benchmark index and lagged its peer group average. For the 12-month period, the fund outstripped the average competitor fund, as shown in the table, but trailed the index due largely to overweighted positions in some of the smaller markets, notably South Korea, China, and India.

Investment Review

     Hong Kong proved the most robust market in the last six months, rising over 10% as the economy showed signs of revival. Earnings estimates have started to be upgraded on the back of strong results from the financial sector and gains in residential property prices. While worries over U.S. interest rate increases remain (reflecting the linkage of the Hong Kong and U.S. dollars), the Bank of China has reduced its rates twice in the last few months, and the Hong Kong market will benefit from stronger liquidity from the mainland. Consumers remain cautious, due in part to political uncertainty about 1997, but Sino-British relations have continued to thaw with the two governments at last agreeing to approve the new container terminal development. The strongest sign of a pickup came from the ports, where improving volumes in the summer attested to the healthier Chinese economy.

     The Malaysian market - your fund's second largest position - was relatively resilient over the summer, with a high level of activity in smaller companies. The economy appears to be starting to slow, which has reduced concerns about Malaysia's high external deficits. New regulations in the insurance sector look set to benefit the larger and better capitalized local firms such as Malaysian Assurance Alliance.

================================================================================
Market Performance
--------------------------------------------------------------------------------
(In U.S. Dollar Terms)
Periods Ended 10/31/96                              6 Months         12 Months
--------------------------------------------------------------------------------
Hong Kong                                              10.40%            28.04%
Indonesia                                             - 6.89             19.27
Malaysia                                              - 0.88             26.84
Philippines                                           - 0.76             10.57
Singapore                                            - 16.44            - 3.14
South Korea                                          - 34.02           - 36.25
Thailand                                             - 32.59           - 29.45
--------------------------------------------------------------------------------
Source: FAME Information Services, Inc., using MSCI indices.
================================================================================

     Singapore stocks, composing 14% of net assets, were very weak over the period, falling 16%. Singapore's economy continued to slow sharply, dragged down by declining exports. Non-oil domestic exports actually fell 6% from September to September, with electronics particularly soft. In addition, with the government announcing measures to dampen the residential property market (many listed companies have high real estate exposure), the corporate reporting season was disappointing; only low single-digit levels of earnings growth were reported overall. While valuations look attractive historically, the market is unlikely to perform strongly again until the economy firms, probably in 1997.

     In Taiwan, the stock market paused for breath after a strong run. Political tensions with Beijing are much reduced, although agreement has not yet been reached regarding direct shipping links. The Taiwanese economy remained weak, with the central bank gradually easing reserve requirements to the benefit of our bank holdings.


     The Thai market collapsed over the last six months, falling 33% due to below-consensus earnings announcements, concern about bad loans in the banking sector, and slowing economic growth together with the downgrading by international rating agencies of Thai short-term debt. These worries spilled into politics with allegations of economic mismanagement and corruption by opposition politicians culminating in the dissolution of parliament at the end of September. Although there were no particular new developments for stocks in our portfolio, performance was adversely affected by poor overall market conditions.

     [Pie Chart: Geographical diversification: Hong Kong 34%, Malaysia 18%, Singapore 14%, South Korea 6%, Indonesia 6%, Thailand 4%, Philippines 4%, Other and Reserves 14%.]

     Politics was also a factor in the Indonesian market. The government's suppression of key opposition figures in the late summer caused some rioting in Jakarta and a subsequent stock market sell-off. There is little doubt that President Suharto remains in control of the country, however, and with the market's weakness, value has emerged among some key growth stocks. Quarterly earnings on the whole were good, particularly from companies with strong domestic franchises like Telekom Indonesia and Hanjaya Mandala Sampoerna.

     Philippine companies continued to report strong earnings growth, supported by a slowly accelerating economy. We remain comfortable with our holdings in Philippine banks, such as Philippine National Bank, which are seeing improvement in overall asset yields due to the improved economy. Although delays in the disbursement of funds held back sales for C&P Homes, the government has made this a priority, and we are starting to see some improvement. Following a good agricultural harvest, the Filipino consumer is beginning to see a rise in disposable income, which was evident in snack foods company Universal Robina's recent sales pickup.

     More political turmoil, an infiltration of North Korean soldiers, and a sharply rising trade deficit conspired to push South Korea's stock market 34% lower over the last six months. The trade account was damaged by the loss of competitiveness against Japan in many industries after the recent weakness of the yen and also by a sharp fall in semiconductor prices, which hurt a full 20% of Korea's exports. While South Korea remains home to some of Asia's cheapest stocks, the performance of the whole market is unlikely to improve until earnings momentum returns.

Summary and Outlook

     Asian equity markets were plagued this year by an unfolding deceleration in growth brought on by a combination of tight domestic monetary conditions and a dramatic deterioration in exports. We believe the bulk of the problem is cyclical in nature and look for a significant improvement during the first half of 1997 as earnings comparisons become easier, prices of key exports improve, and inventories are finally reduced. However, the competitiveness of some Asian industries remains a concern, and we would still like to see corporate managements focusing more on returns to shareholders.

     We can, though, find companies throughout the region that are growing rapidly and now have reasonable valuations. We will continue to focus on these investments and are hopeful that, with the economic backdrop improving, this will lead to good performance in the year ahead.

Respectfully submitted,

[Signature]

Martin G. Wade
President

November 22, 1996

================================================================================
About Your Investment Manager
--------------------------------------------------------------------------------

     Since many of you are new investors in the T. Rowe Price international stock funds, we want to tell you briefly about the management team behind them. The funds are managed by Rowe Price-Fleming International, Inc., a joint venture between T. Rowe Price and Robert Fleming Holdings Ltd. of London.

     Rowe Price-Fleming brings a wealth of experience to international investing. T. Rowe Price was founded in 1937, and Robert Fleming, a British merchant bank and investment firm, was founded in 1873. Since its birth in 1979, Rowe Price-Fleming has grown into the largest U.S. manager of international no-load funds,* with more than $27 billion under its stewardship, including 11 stock and bond mutual funds.

     While Rowe Price-Fleming's investment team is based in London, portfolio managers are also located in Tokyo, Hong Kong, Singapore, Baltimore, and soon in South America. The company's equity managers are responsible for specific stock selection, but they are supported by more than 100 analysts in 14 financial centers worldwide.

     Rowe Price-Fleming's investment philosophy is straightforward and consistent: Each equity fund seeks broad diversification among companies that offer above-average growth prospects at reasonable valuations. While diversifying among many different companies and industries, each fund adheres strictly to its prospectus.

     Portfolio managers combine a macroeconomic view of each market with extensive research on individual companies. Therefore, your portfolios can potentially benefit from positive economic trends as well as from the selection of individual stocks that may perform well regardless of economic conditions.

     Rowe Price-Fleming believes that its emphasis on faster-growing foreign economies, broad diversification, and strong commitment to fundamental research helps it identify the best opportunities in international stocks.
--------------------------------------------------------------------------------
*Strategic Insight Simfund
================================================================================

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
Industry Diversification
                                                    Percent of       Percent of
                                                    Net Assets       Net Assets
                                                       4/30/96         10/31/96
--------------------------------------------------------------------------------
Finance ..................................                49.2%            49.3%
Services .................................                12.2             14.0
Multi-Industry ...........................                 7.5             12.2
Materials ................................                 8.9              6.5
Energy ...................................                 6.4              5.9
Consumer Goods ...........................                 4.1              3.7
Capital Equipment ........................                 5.7              3.3
Miscellaneous ............................                 0.6              0.3
Reserves .................................                 5.4              4.8
--------------------------------------------------------------------------------
Total ....................................               100.0%           100.0%
================================================================================

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
TWENTY-FIVE LARGEST HOLDINGS
                                                                   Percent of
                                                                   Net Assets
                                                                     10/31/96
--------------------------------------------------------------------------------
Hutchison Whampoa, Hong Kong ...................................          3.6%
United Overseas Bank, Singapore 3.1
Hong Kong & Shanghai Bank, Hong Kong ...........................          2.6
Guoco Group, Hong Kong .........................................          2.5
Hong Kong Land Holdings, Hong Kong .............................          2.4

Swire Pacific, Hong Kong .......................................          2.3
United Engineers, Malaysia .....................................          2.3
Dao Heng Bank Group, Hong Kong .................................          2.2
New World Development, Hong Kong ...............................          2.0
Overseas Union Bank, Singapore .................................          2.0

Renong, Malaysia ...............................................          1.8
Magnum, Malaysia ...............................................          1.7
Tanjong, Malaysia ..............................................          1.7
China Trust, Taiwan ............................................          1.6
Korea Electric Power, South Korea ..............................          1.6

Singapore Land, Singapore ......................................          1.6
Hysan Development, Hong Kong ...................................          1.4
Huaneng Power International, China .............................          1.4
Arab Malaysian Finance, Malaysia ...............................          1.4
First Pacific, Hong Kong .......................................          1.4

Singapore Press, Singapore .....................................          1.3
Development Bank of Singapore, Singapore .......................          1.3
Cheung Kong Holdings, Hong Kong 1.3
Hopewell Holdings, Hong Kong ...................................          1.2
DBS Land, Singapore ............................................          1.2
--------------------------------------------------------------------------------
Total ..........................................................         46.9%
================================================================================


================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

     [SEC Chart: New Asia Fund $21,252, MSCI AC Far East Free Ex-Japan Index $33,137, Lipper Pacific Ex-Japan Funds Average $22,679

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
                                                               Since   Inception
Periods Ended 10/31/96         1 Year  3 Years   5 Years   Inception        Date
--------------------------------------------------------------------------------
New Asia Fund                    7.58%    0.38%    12.68%      13.18%    9/28/90
--------------------------------------------------------------------------------
Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================


                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
                                               Year                                    10 Months++         Year
                                              Ended                                        Ended          Ended
                                           10/31/96       10/31/95       10/31/94       10/31/93       12/31/92       12/31/91
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period ...............      $     8.12     $    10.07     $     9.88     $     6.34     $     5.91     $     5.04

Investment activities
        Net investment income .....            0.06           0.08           0.06           0.03           0.10           0.10*
        Net realized and
        unrealized gain (loss) ....            0.55          (1.07)          0.36           3.51           0.56           0.87

        Total from
        investment activities .....            0.61          (0.99)          0.42           3.54           0.66           0.97

Distributions
        Net investment income .....           (0.09)         (0.07)         (0.04)          --            (0.10)         (0.10)
        Net realized gain .........            --            (0.89)         (0.19)          --            (0.13)          --

        Total distributions .......           (0.09)         (0.96)         (0.23)          --            (0.23)         (0.10)

NET ASSET VALUE
End of period .....................      $     8.64     $     8.12     $    10.07     $     9.88     $     6.34     $     5.91

Ratios/Supplemental Data
Total return ......................            7.58%         (9.70)%         4.11%         55.84%         11.24%         19.32%*
Ratio of expenses to
average net assets ................            1.11%          1.15%          1.22%          1.29%+         1.51%          1.75%*
Ratio of net investment
income to average
net assets ........................            0.66%          0.97%          0.85%          1.02%+         1.64%          1.75%*
Portfolio turnover rate ...........            42.0%          63.7%          63.2%          40.4%+         36.3%          49.0%
Average commission
rate paid .........................      $   0.0057             $-             $-             $-             $-             $-
Net assets, end of period
(in millions) .....................      $    2,041     $    1,909     $    2,303     $    1,650     $      315     $      103
====================================================================================================================================

*    Excludes expenses in excess of a 1.75% voluntary expense limitation in effect through 12/31/92.
+    Annualized.
++   The fund's fiscal year-end was changed to 10/31.
#    All per share figures reflect the 2-for-1 stock split effective 5/27/94.

================================================================================
The accompanying notes are an integral part of these financial statements.

================================================================================
Portfolio of Investments
                                                           Shares/Par      Value
                                                                    In thousands
--------------------------------------------------------------------------------


CHINA  3.4%
Common Stocks  3.4%

China North Industries Investment (USD) ...............     4,998,000    $ 2,249
Guangdong Electric Power (Class B) (HKD) + ............    29,986,105     20,748
Huaneng Power International (Class N) ADR (USD) * .....     1,875,640     29,072
Jilin Chemical Industrial (HKD) + .....................    49,162,000      6,549
Shanghai Petrochemical (Class H) (HKD) ................    30,186,000      8,101
Yizheng Chemical Fibre (Class H) (HKD) ................    13,098,000      3,032
Total China (Cost $76,768) ............................                   69,751


HONG KONG  34.4%
Common Stocks and Warrants 34.4%

Amway Asia Pacific (USD) ...............................       168,000     5,985
Bank of East Asia ......................................     2,802,276    10,945
Cathay Pacific Airways .................................     7,500,000    11,737
CDL Hotels International ...............................     7,870,363     4,071
Cheung Kong Holdings ...................................     3,250,000    26,060
Cheung Kong Infrastructure .............................     2,232,000     4,157
China Light & Power ....................................     1,750,000     8,125
China Strategic Investment, warrants, exp. 8/30/97 * ...     1,350,000        26
Citic Pacific ..........................................     1,000,000     4,863
Dao Heng Bank Group ....................................    10,004,260    43,991
Dickson Concepts International .........................        80,000       259
Fairyoung Holdings .....................................    19,390,000     7,774
First Pacific ..........................................    20,335,149    28,009
Great Eagle Holdings ...................................     5,752,275    18,487
Guangdong Investment ...................................    20,868,000    14,978
Guangzhou Investment ...................................    35,040,000    11,329
Guoco Group ............................................     9,776,000    51,711
Henderson Investor .....................................     2,960,000     3,235
Henderson Land Development .............................     1,000,000     8,891
HKR International ......................................     8,800,440    11,154
Hon Kwok Land Investment ...............................    20,441,949     6,675
Hong Kong & Shanghai Bank ..............................     2,587,503    52,706
Hong Kong & Shanghai Hotels ............................     3,300,000     6,060

Hong Kong Land Holdings (USD) ..........................    21,825,950    48,672
Hong Kong Realty & Trust ...............................       160,000       652
Hong Kong Telecommunications ...........................    11,594,327    20,468
Hopewell Holdings ......................................    37,826,000    25,438
Hutchison Whampoa ......................................    10,546,000    73,651
Hysan Development ......................................     9,165,000    29,395
Hysan Development, warrants, exp. 4/30/98 * ............       375,000       181
Jardine International Motor Holdings ...................     2,416,000     3,031
Kumagai Gumi, warrants, exp. 6/30/98 * .................       388,000        73
Manhattan Card .........................................    10,000,000     4,947
National Mutual Asia ...................................    14,146,000    11,892
New World Development ..................................     7,057,356    41,072
New World Infrastructure ...............................     2,885,000     7,182
Pokphand ...............................................    13,086,000     4,358
Shangri-La Asia Capital ................................     4,999,000     7,144
South China Morning Post ...............................     6,884,000     5,876
South Sea Development * ................................     2,085,090       102
Sun Hung Kai Properties ................................       600,000     6,829
Swire Pacific (Class A) ................................     5,300,000    46,782
Wharf Holdings .........................................     3,920,000    16,172
Wing Hang Bank .........................................     1,925,500     7,745
Total Hong Kong (Cost $591,107) ........................                 702,890


INDIA  1.9%
Common Stocks  1.9%

Grasim Industries GDS (USD) .......................         526,000        7,233
Hindalco GDR (USD) ................................         694,500       12,675
Mahanagar Telephone ...............................       1,200,000        7,667
Reliance Industries GDS (USD) + ...................         710,000        7,632
Tata Engineering & Locomotive .....................         164,300        1,915
Tata Engineering & Locomotive GDR (USD) ...........         124,800        1,513
Total India (Cost $50,076) ........................                       38,635

INDONESIA  5.6%
Common Stocks   5.6%

Bank Dagang Nasional ............................        4,921,250         3,486
Hanjaya Mandala Sampoerna .......................        1,980,500        18,408
Indofoods Sukses Makmur .........................        4,650,600       $ 9,783
Indorama Synthetic ..............................        2,280,500         6,511
Indosat (Class B) ...............................        2,832,000         8,572
Indosat (Class B) ADR (USD) .....................          125,000         3,766
Jaya Real Property ..............................        2,376,000         2,627
Kalbe Farma .....................................          788,000           930

Modernland Realty ...............................          723,200           411
Mulia Industrindo ...............................        8,659,810         8,179
Pabrik Kertas Tjiwi Kimia .......................        5,194,091         5,352
Panin Bank ......................................        3,384,500         3,378
Semen Cibinong ..................................          914,400         2,022
Semen Gresik ....................................        3,714,000        10,683
Telekom Indonesia ...............................       12,357,000        18,435
Telekom Indonesia ADS (USD) .....................          412,000        12,411
Total Indonesia (Cost $102,820) .................                        114,954


MALAYSIA  18.3%
Common Stocks and Warrants  16.5%

Affin Holdings ........................................    9,764,800      25,122
Affin Holdings, warrants, exp. 11/15/99 * .............          400           1
Arab Malaysian Finance ................................    4,270,333      22,987
Bandar Raya Developments ..............................    1,200,000       2,327
Berjaya Leisure .......................................    1,200,000       1,492
Berjaya Sports Toto ...................................    2,551,499       9,594
Chemical Company of Malaysia ..........................    2,643,000       8,107
Chemical Company of Malaysia, warrants, exp. 11/7/00 *       587,250         676
Commerce Asset Holdings ...............................    1,300,000       8,490
Diversified Resources .................................    1,367,000       4,707
Gadek .................................................    1,600,000      13,299
Hicom Holdings ........................................    2,250,000       6,011
Magnum ................................................   20,526,000      35,422
Malaysian Assurance Alliance ..........................    1,937,250       9,508
MBF Capital ...........................................    7,500,000      10,331
Metacorp ..............................................      900,000       2,743
Multi-Purpose Holdings ................................    8,000,000      13,679
Pacific & Orient ......................................    1,575,000       3,740
Phileo Allied .........................................    6,000,000      10,022
Public Finance ........................................    3,300,000    $  5,094
Renong ................................................   21,150,000      33,318
Renong, warrants, exp. 11/21/00 * .....................    2,893,750       1,180
Resorts World .........................................    1,928,000      11,065
Sime Darby ............................................      900,000       3,188
Sungei Way Holdings ...................................      758,000       4,320
Tanjong ...............................................    9,031,000      35,030
Technology Resources Industries * .....................    6,070,000      14,535
Tenaga Nasional Berhad ................................    1,047,000       4,186
Time Engineering ......................................    2,520,000       4,927
United Engineers ......................................    2,500,000      19,790
Westmont Industries ...................................    6,873,600      11,590

                                                                         336,481
Preferred Stocks 0.5%
Arab Malaysian Finance, cv. loan stock, 7.50%, 11/20/99 ....   8,073,333   5,816
Phileo Allied, cv. loan stock, 4.00%, 9/12/01 ..............   4,000,000   1,963
Renong, cv. loan stock, 4.00%, 5/21/01 .....................   4,630,000   1,695
                                                                           9,474
Convertible Bonds  1.3%
Renong, 2.50%, 1/15/05  USD ......................          800,000          921
United Engineers, 2.00%, 3/1/04 USD ..............       19,460,000       26,466
                                                                          27,387
Total Malaysia (Cost $328,206) ...................                       373,342


PHILIPPINES  3.8%
Common Stocks  3.8%

Ayala Land (Class B) ............................        11,891,375       12,670
C & P Homes .....................................         8,697,000        3,971
Enron Global Power & Pipeline (USD) .............           469,100       13,193
JG Summit Holdings ..............................         8,557,000        2,377
JG Summit Holdings (Class B) GDS (USD) ..........            50,000        1,363
Metro Pacific ...................................        46,715,923       11,377
Philippine National Bank ........................           674,430        7,763
San Miguel (Class B) ............................           928,000        3,355
Southeast Asia Cement * .........................       196,671,340       18,709
Universal Robina ................................         7,204,000        3,289
Total Philippines (Cost $80,687) ................                         78,067


SINGAPORE  14.2%
Common Stocks and Warrants  14.2%

City Developments ....................................        393,000      3,097
DBS Land .............................................      8,016,000     25,269
Development Bank of Singapore ........................      2,221,000     26,649
Far East Levingston Shipbuilding .....................      1,248,000      5,981
Fraser & Neave .......................................        610,800      6,071
Jurong Shipyard ......................................      1,319,000      6,181
Keppel ...............................................      1,149,000      8,565
Mandarin Oriental (USD) ..............................      3,111,512      4,200
Overseas Union Bank ..................................      5,911,000     40,288
Overseas Union Enterprises ...........................      1,697,000      8,313
Singapore Airlines ...................................        717,000      6,312
Singapore Land .......................................      5,889,000     32,612
Singapore Press ......................................      1,622,560     26,956
Straits Steamship Land ...............................      2,600,000      7,974
Straits Steamship Land, warrants, exp. 12/12/00 * ....        325,000        335
United Industrial ....................................     18,278,000     15,183
United Overseas Bank .................................      6,429,500     62,538
United Overseas Bank, warrants, exp. 6/17/97 * .......        491,208      1,744
Want Want Holdings (USD) .............................        500,000      1,230
Total Singapore (Cost $284,910) ......................                   289,498

SOUTH KOREA  6.2%
Common Stocks  6.2%

Cho Hung Bank .....................................       1,146,000       11,909
Daewoo Securities .................................         332,800        6,686
Hanil Bank ........................................         865,320        7,940
Hanil Securities ..................................         456,700        4,754
Kook Min Bank .....................................         858,129       16,451
Korea Electric Power ..............................       1,139,000       33,498
Korea Growth Trust IDR (USD) ......................              40        1,100
Korea Housing Bank ................................         468,430        9,826
Korea Mobile Telecommunications ADS (USD) .........         180,000        2,385
Pohang Iron & Steel ...............................         143,640        9,153
Samsung Electronic * ..............................         180,218       13,179
Samsung Electronic, new * .........................          43,746        2,991
Seoul Bank ........................................         696,000        4,043
Shinhan Bank ......................................          38,390          754
Yukong ............................................         120,621        2,807
Total South Korea (Cost $172,113) .................                      127,476


TAIWAN  3.4%
Common Stocks  3.4%

Acer ...........................................         2,136,752         3,041
China Trust ....................................        18,993,432        33,656
Fuh Hwa Securities Finance .....................         2,300,000         3,917
GVC Corporation GDR (USD) * ....................            41,349           293
GVC Corporation GDR (144A) (USD) * .............            33,660           238
ICBC ...........................................           375,000         1,110
Macronix International .........................         2,010,000         2,671
Taichung Business Bank .........................         5,796,000        11,260
Yageo ..........................................         5,722,800        11,325
Yageo GDR (USD) ................................           162,400         1,587
Total Taiwan (Cost $59,376) ....................                          69,098


THAILAND  3.9%
Common Stocks and Warrants 3.8%

Advanced Information Service ........................        250,000       3,393
Bangkok Bank ........................................      1,542,100      16,452
Bank of Ayudhya .....................................      1,239,187       3,548
Central Pattana .....................................      1,449,100       6,144
PTT Exploration & Production ........................        793,500      11,391
Siam Cement .........................................        150,300       5,141

Siam Commercial Bank ................................        834,600       7,595
Thai Farmers Bank ...................................      1,048,020       8,016
Thai Farmers Bank, warrants, exp. 9/15/02 * .........        235,327         100
Total Access Communications (USD) ...................      1,749,600      12,072
United Communications ...............................        503,200       4,184
                                                                          78,036
Convertible Bonds  0.1%

Bangkok Bank, 3.25%, 3/3/04 ..............         USD      1,600,000      1,626
                                                                           1,626
Total Thailand (Cost $78,232) ............                                79,662


VIETNAM  0.1%
Common Stocks  0.1%

Lazard Freres & Co. Vietnam Fund (USD) * .............        152,800    $ 1,146
Total Vietnam (Cost $1,578) ..........................        1,146


SHORT-TERM INVESTMENTS  2.9%
Commercial Paper  2.9%

Bank of America, 5.40%, 2/5/97 ..........................   $10,000,000    9,856
Caisse des Depots et Consignations, 4(2), 5.25%, 11/21/96     9,000,000    8,974
Finova Capital, 5.29%, 11/27/96 .........................    10,000,000    9,962
Panasonic Finance, 4(2), 5.25%, 12/9/96 .................    10,000,000    9,944
Investments in Commercial Paper through a joint account
                 5.56-5.63%, 11/1/96 ....................    19,893,760   19,894
Total Short-Term Investments (Cost $58,630) .............        58,630
Total Investments in Securities
98.1% of Net Assets (Cost $1,884,503) ...................            $ 2,003,149
Other Assets Less Liabilities ...........................                 38,247
NET ASSETS ..............................................            $ 2,041,396
NET ASSET VALUE PER SHARE ...............................                 $ 8.64
--------------------------------------------------------------------------------

*    Non-income producing
+    Affiliated company
4(2) Commercial  paper  sold  within  terms of a private  placement  memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
144a Security was purchased  pursuant to Rule 144a under the  Securities  Act of
     1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at year-end amounts to 0.01% of net assets.
HKD  Hong Kong dollar
USD  U.S. dollar
================================================================================

The accompanying notes are an integral part of these financial statements.

================================================================================
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands
================================================================================

Assets
Investments in securities, at value (cost $1,884,503) .........     $ 2,003,149
Other assets ..................................................          76,784
Total assets ..................................................       2,079,933

Liabilities
Total liabilities .............................................          38,537

NET ASSETS ....................................................     $ 2,041,396

Net Assets Consist of:
Accumulated net investment income - net of distributions ......     $    10,897
Accumulated net realized gain/loss - net of distributions .....         (41,221)

Net unrealized gain (loss) ....................................         118,420
Paid-in-capital applicable to 236,268,877 shares of $0.01 par value capital stock outstanding;

2,000,000,000 shares of the Corporation authorized ............       1,953,300
NET ASSETS ....................................................     $ 2,041,396

NET ASSET VALUE PER SHARE .....................................     $      8.64
================================================================================

The accompanying notes are an integral part of these financial statements.

================================================================================
Statement of Operations
--------------------------------------------------------------------------------
In thousands
                                                                            Year
                                                                           Ended
                                                                        10/31/96
--------------------------------------------------------------------------------

Investment Income
Income
        Dividend (net of foreign taxes of $3,156) ................    $  33,010
        Interest .................................................        5,015
        Total income .............................................       38,025

Expenses
        Investment management ....................................       17,871
        Shareholder servicing ....................................        4,454
        Custody and accounting ...................................          847
        Prospectus and shareholder reports .......................          384
        Registration .............................................          193
        Legal and audit ..........................................           38
        Directors ................................................           13
        Miscellaneous ............................................           40
        Total expenses ...........................................       23,840
Net investment income ............................................       14,185

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
        Securities (including $196 from affiliated companies) ....        1,198
        Foreign currency transactions ............................       (1,412)
        Net realized gain (loss) .................................         (214)

Change in net unrealized gain (loss)
        Securities ...............................................      118,571
        Other assets and liabilities
        denominated in foreign currencies ........................         (140)
        Change in net unrealized gain or loss ....................      118,431

Net realized and unrealized gain (loss) ..........................      118,217

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS ...........................................    $ 132,402
================================================================================

The accompanying notes are an integral part of these financial statements.

================================================================================
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands
                                                             Year           Year
                                                            Ended          Ended
                                                         10/31/96       10/31/95
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets

Operations
  Net investment income ...........................   $    14,185   $    19,512
  Net realized gain (loss) ........................          (214)      (42,464)
  Change in net unrealized gain or loss ...........       118,431      (197,839)
  Increase (decrease) in net assets from operations       132,402      (220,791)

Distributions to shareholders
  Net investment income ...........................       (20,404)      (15,633)
  Net realized gain ...............................          --        (199,093)
  Decrease in net assets from distributions .......       (20,404)     (214,726)

Capital share transactions *
  Shares sold .....................................       861,270       666,757
  Distributions reinvested ........................        19,209       204,998
  Shares redeemed .................................      (859,974)     (830,186)
  Increase (decrease) in net assets from capital
        share transactions ........................        20,505        41,569

Net Assets
Increase (decrease) during period .................       132,503      (393,948)
Beginning of period ...............................     1,908,893     2,302,841

End of period .....................................   $ 2,041,396   $ 1,908,893

* Share information
  Shares sold .....................................        97,874        81,249
  Distributions reinvested ........................         2,351        25,593
  Shares redeemed .................................       (99,089)     (100,461)
  Increase (decrease) in shares outstanding .......         1,136         6,381
================================================================================

The accompanying notes are an integral part of these financial statements.

================================================================================
Notes to Financial Statements
================================================================================

--------------------------------------------------------------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
================================================================================

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The New Asia Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on September 28, 1990.

Valuation

     Equity securities listed or regularly traded on a securities exchange (including Nasdaq) are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Other equity securities and those listed securities that are not traded on a particular day are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at amortized cost which approximates fair value.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Affiliated Companies

     Investments in companies 5% or more of whose outstanding voting securities are held by the fund are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

Currency  Translation

     Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Other

     Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Emerging Markets

     At October 31, 1996, the fund held investments in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Commercial Paper Joint Account

     The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Securities Lending

     To earn additional income, the fund lends its securities to approved brokers. At October 31, 1996, the market value of securities on loan was $89,668,000, which was fully collateralized with cash. Although the risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

Other

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $851,177,000 and $876,747,000, respectively, for the year ended October 31, 1996.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $39,472,000 which expire in 2003. Capital loss carryforwards utilized in 1996 amounted to $555,000. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 1996. The results of operations and net assets were not affected by the reclassifications.

================================================================================
Undistributed net realized gain                                       $  23,000
Paid-in-capital                                                         (23,000)
--------------------------------------------------------------------------------

     At October 31, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $1,884,503,000, and net unrealized gain aggregated $118,646,000, of which $253,295,000 related to appreciated investments and $134,649,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $1,472,000 was payable at October 31, 1996. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.50% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At October 31, 1996, and for the year ended then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $3,443,000 for the year ended October 31, 1996, of which $383,000 was payable at period-end.

     During the year ended October 31, 1996, the fund, in the ordinary course of business, paid commissions of $1,349,000 to, and placed security purchase and sale orders aggregating $276,848,000 with, certain affiliates of the manager in connection with the execution of various portfolio transactions.

================================================================================
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price New Asia Fund

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Asia Fund (one of the portfolios constituting T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with custodians and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above. The financial statements of the Fund for the fiscal periods presented prior to the year ended October 31, 1995 were audited by other independent accountants whose report dated November 17, 1994 expressed an unqualified opinion on those statements.

PRICE WATERHOUSE LLP
Baltimore, Maryland
November 19, 1996

================================================================================
During fiscal year 1995, Price Waterhouse LLP succeeded Coopers & Lybrand L.L.P. as independent accountants for the T. Rowe Price New Asia Fund, a decision that was approved by the fund's Board of Directors. During the two fiscal years preceding the change, the fund received unqualified opinions and had no disagreements with Coopers & Lybrand L.L.P. or reportable events that caused the change.
--------------------------------------------------------------------------------
================================================================================

================================================================================
Investment Services And Information
--------------------------------------------------------------------------------

KNOWLEDGABLE SERVICE REPRESENTATIVES

By Phone
     Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

In Person
     Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. While there, you can drop off applications or obtain prospectuses and other literature.

AUTOMATED 24-HOUR SERVICES

Tele*Access(R)
     Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

T. Rowe Price OnLine
     Through a personal computer via dial-up modem, you can replicate all the services available on Tele*Access plus conduct transactions in your Discount Brokerage and Variable Annuity accounts.

ACCOUNT SERVICES

Checking
     Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

Automatic  Investing
     Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A low, $50 minimum makes it easy to get started.

Automatic  Withdrawal
     If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

  Dividend and Capital Gains Payment Options
     Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

DISCOUNT BROKERAGE*

Investments Available
     You can trade stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

To Open an Account
     Call a shareholder service representative for more information.

INVESTMENT INFORMATION

Combined  Statement
     A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type--stock, bond, and money market. Detail pages itemize account transactions by fund.

Shareholder Reports
     Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

The T. Rowe Price Report
     This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

Performance Update
     This quarterly report reviews recent market developments and provides comprehensive performance information for every T. Rowe Price fund.

Insights
     This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

Detailed Investment Guides
     Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Retirees Financial Guide, and Retirement Planning Kit (also available on disk for PC use) can help you determine and reach your investment goals.

*A division of T. Rowe Price Investment Services, Inc.  Member NASD/SIPC.

================================================================================
Mutual Funds
--------------------------------------------------------------------------------

Stock Funds
================================================================================

Domestic
--------------------------------------------------------------------------------
Balanced
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Dividend Growth
Equity Income
Equity Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons
OTC
Science & Technology
Small-Cap Value
Spectrum Growth
Value

International/Global
--------------------------------------------------------------------------------
Emerging Markets Stock
European Stock
Global  Stock
International Discovery
International Stock
Japan
Latin America
New Asia

Bond Funds
================================================================================

Domestic Taxable
--------------------------------------------------------------------------------
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-free
California Tax-Free Bond
Florida Insured Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

International/Global
--------------------------------------------------------------------------------
Global Government Bond
Emerging Markets Bond
International Bond

Money Market
================================================================================

Taxable
--------------------------------------------------------------------------------
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
--------------------------------------------------------------------------------
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

Blended Asset
================================================================================
Personal Strategy Income
Personal Strategy Balanced
Personal Strategy Growth

T. Rowe Price No-Load Variable Annuity
================================================================================
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Discount Brokerage

================================================================================
DICOUNT BROKERAGE
A Division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC
--------------------------------------------------------------------------------

     This low-cost service gives you the opportunity to easily consolidate all your investments with one company. Through T. Rowe Price Discount Brokerage, you can buy and sell individual securities-stocks, bonds, options, and others-at considerable commission savings. We also provide a wide range of services, including:

Automated  Telephone  and Computer  Services

     You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs save you an additional 10% on commissions.*

Investor Information

     A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and optional S&P Stock Reports, can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service

     Virtually all stocks held in customer accounts are eligible for this service, free of charge.

--------------------------------------------------------------------------------
*Discount applies to our current commission schedule; subject to our $35 minimum commission.
================================================================================


                      For yield, price, last transaction,
                         current balance or to conduct
                         transactions, 24 hours, 7 days
                          a week, call Tele*Access(R):
                            1-800-638-2587 toll free

                                 For assistance
                               with your existing
                              fund account, call:
                           Shareholder Service Center
                            1-800-225-5132 toll free
                             625-6500 Baltimore area

                          To open a Discount Brokerage
                         account or obtain information,
                         call: 1-800-638-5660 toll free

                               Internet address:
                           http://www.troweprice.com

                            T. Rowe Price Associates
                             100 East Pratt Street
                            Baltimore, Maryland 21202

                          This report is authorized for
                        distribution only to shareholders
                         and to others who have received
                         a copy of the prospectus of the
                          T. Rowe Price New Asia Fund.

                                Investor Centers:
                              101 East Lombard St.
                               Baltimore, MD 21202

                                  T. Rowe Price
                                Financial Center
                               10090 Red Run Blvd.
                             Owings Mills, MD 21117

                                 Farragut Square
                              900 17th Street, N.W.
                             Washington, D.C. 20006

                                   ARCO Tower
                                   31st Floor
                              515 South Flower St.
                              Los Angeles, CA 90071

                              4200 West Cypress St.
                                   10th Floor
                                 Tampa, FL 33607

              T. Rowe Price Investment Services, Inc., Distributor

                                RPRTNAS 10/31/96